RiverPark Funds Trust

RiverPark/Next Century Growth Fund

Retail Class Shares (Ticker Symbol: RPNCX)

Institutional Class Shares (Ticker Symbol: RPNIX)

SUPPLEMENT DATED DECEMBER 15, 2023 TO PROSPECTUS DATED JUNE 30, 2023

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective immediately, the following section is inserted on page 14 of the Prospectus before the “Approval of Advisory Agreements” section.

Prior Performance of Composite of Accounts Similarly Managed by the Sub-Adviser

The following performance information relates to the Next Century Small Cap Composite (the “Composite”), which is a performance composite consisting of all of the private accounts with substantially similar investment objectives, strategies, policies and risks to those of the Fund that are managed by the Fund’s Sub-Adviser. The following performance information is not the Fund’s performance (or any predecessor fund’s performance), should not be considered indicative of the future performance of the Fund, and should not be considered a substitute for the Fund’s performance. Information regarding the Fund’s performance, when such performance is available, will be shown under the section of the Fund’s prospectus entitled “Performance.”

As of September 30, 2023, the Composite consisted of eight separately managed accounts, with assets totaling approximately $372 million. The inception date of the Composite was January 1, 1999. Between the Composite’s inception date and September 30, 2023, all private accounts and funds with substantially similar investment objectives, strategies, policies and risks to those of the Fund have been included in the Composite. The following performance information is therefore intended to illustrate past performance for a substantially similar strategy managed by the Sub-Adviser.

The following performance information for the Composite was prepared in accordance with industry best practices and in accordance with the Global Investment Performance Standards (“GIPS”). The method for computing historical performance information for the Composite differs from the SEC’s method for computing the historical performance of the Fund.

The private accounts included in the Composite have different fees, expenses and cash flows than the Fund, which could negatively impact the performance of the Fund in relation to the Composite. Since the actual fees and expenses of the Fund include certain expenses not included in the fees and expenses of the private accounts netted from the Composite, using the Fund’s expense structure would have lowered the performance result of the Composite.

The private accounts included in the Composite also are not registered under the 1940 Act and therefore are not subject to certain investment restrictions, diversification requirements and other limitations imposed on the Fund by the 1940 Act and Subchapter M of the Internal Revenue Code. If such private accounts had been registered under the 1940 Act and been subject to the 1940 Act and Subchapter M of the Internal Revenue Code requirements and limitations, the performance may have been adversely affected. The net returns shown are net of all actual fees and expenses, including sales loads. The highest fee charged to any account in the Composite, during the performance period, is reflected in the performance table.

Average Annual Total Returns*	1 Year	5 Years	10 Years	15 Years	20 Years	Since Inception (1/1/1999)
Next Century Small Cap Growth (Gross)	11.08%	13.99%	12.36%	12.26%	11.98%	11.68%
Next Century Small Cap Growth (Net)	10.16%	12.96%	11.36%	11.26%	10.95%	10.51%
Russell 2000 Growth Total Return Index (reflects no deduction for fees, expenses or taxes)	9.59%	1.55%	6.71%	8.82%	8.27%	6.30%

*	Above returns as of September 30, 2023.